  As filed with the Securities and Exchange Commission on November 13, 1998
                                                      Registration No. 333-41547
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                        GEORGIA-CAROLINA BANCSHARES, INC.
                      (FORMERLY PINNACLE BANCSHARES, INC.)
                 (Name of small business issuer in its charter)
                            ------------------------

    GEORGIA                             6022                        58-2326075
(State or other                   (Primary Standard                IRS Employer
jurisdiction of               Industrial Classification           Identification
incorporation or                    Code Number)                      Number)
 organization)                ------------------------

                               110 EAST HILL STREET
                              THOMSON, GEORGIA 30824
                                  (706) 595-1600
                           (Address and telephone number
                          of principal executive offices)
                             ------------------------

                               PATRICK G. BLANCHARD
                       PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               110 EAST HILL STREET
                              THOMSON, GEORGIA 30824
                                  (706) 595-1600
                        (Name, address and telephone number
                               of agent for service)
                             ------------------------

                               Copies Requested to:
                             ROBERT C. SCHWARTZ, ESQ.
                          SMITH, GAMBRELL & RUSSELL, LLP
                             SUITE 3100, PROMENADE II
                            1230 PEACHTREE STREET, N.E.
                           ATLANTA, GEORGIA  30309-3592
                                  (404) 815-3500
                             ------------------------

APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ------------------------

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

================================================================================

        The Registrant hereby withdraws from registration 740,741 shares of its $.001 par value Common Stock, representing all of the shares covered by this Registration Statement. The offering, pursuant to which the 740,741 shares were to be issued, was canceled by the Company on November 13, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that is has reasonable grounds to believe that it meets all the requirements of filing on Form SB-2 and has authorized this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, in the City of Thomson, State of Georgia on the 13th day of November, 1998.

                                     GEORGIA-CAROLINA BANCSHARES, INC.



                                     By:/s/ Patrick G. Blanchard
                                        ----------------------------------------
                                        Patrick G. Blanchard, President and
                                        Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


               SIGNATURE                                 TITLE                                DATE
               ---------                                 -----                                ----
/s/ David W. Joesbury, Sr.                       Chairman of the Board                 November 13, 1998
---------------------------------------
David W. Joesbury, Sr.

/s/ Patrick G. Blanchard                         Director, President and Chief         November 13, 1998
--------------------------------------           Executive Officer
Patrick G. Blanchard

/s/ Heyward Horton, Jr.                          Director                              November 13, 1998
---------------------------------------
Heyward Horton, Jr.

                   *                             Director                              November 13, 1998
---------------------------------------
Phillip G. Farr

                   *                             Director                              November 13, 1998
---------------------------------------
Samuel A. Fowler, Jr.

                                                 Director
--------------------------------------
Arthur J. Gay, Jr.
                   *                             Director                              November 13, 1998
---------------------------------------
Joseph D. Greene
                   *                             Director                              November 13, 1998
---------------------------------------
J. Randal Hall
                   *                             Director                              November 13, 1998
---------------------------------------
Hugh L. Hamilton, Jr.

---------------------------------------          Director
William G. Hatcher

                   *                             Director                              November 13, 1998
---------------------------------------
George O. Hughes
                                                 Director
---------------------------------------
George H. Inman
                   *                             Director                              November 13, 1998
---------------------------------------
John W. Lee
                   *                             Director                              November 13, 1998
---------------------------------------
James L. Lemley, M.D.

                   *                             Director                              November 13, 1998
---------------------------------------
Julian W. Osbon

/s/ J. Harold Ward                               Principal Accounting Officer          November 13, 1998
---------------------------------------
J. Harold Ward, Jr.


/s/ Robert N. Wilson, Jr.                        Director                              November 13, 1998
---------------------------------------
Robert N. Wilson, Jr.





*By:/s/ Heyward Horton, Jr.
    ----------------------------------------
    Heyward Horton, Jr., as Attorney-in-fact

                                      -4-